Business Combinations - Fair value of the identifiable assets acquired and liabilities assumed on the acquisition date (Details)	Jun. 30, 2021 USD ($)	Jun. 30, 2020 USD ($)	Apr. 03, 2020 USD ($)	Jun. 30, 2019
Business Acquisition [Line Items]
Exchange rate used (RMB/USD)	7.03	6.62		6.83
Goodwill	$ 0	$ 5,185,866
JMC
Business Acquisition [Line Items]
Exchange rate used (RMB/USD)			7.09
Cash and cash equivalents			$ 852,145
Other current assets			9,924,263
Plant and equipment			11,648
Goodwill			5,166,271
Other noncurrent assets			481,062
Total assets			16,435,389
Total liabilities			(11,221,842)
Net assets of JMC			5,213,547
Less: fair value of non-controlling interest			(2,554,638)
Total consideration paid			$ 2,658,909